Exhibit 10.0

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        INTERVEST CORPORATION OF NEW YORK

                Under Section 805 of the Business Corporation Law


     The undersigned, being the Vice President of INTERVEST CORPORATION OF NEW YORK (the "Corporation"), hereby certifies:

     1. The name of the Corporation is INTERVEST CORPORATION OF NEW YORK. The name under which it was formed is MULTIVEST CORPORATION OF NEW YORK.

     2. The Certificate of Incorporation was filed by the Department of State on April 15, 1987.

     3. The Certificate of Incorporation, as now in full force and effect, is hereby amended to effect the following change as authorized by Section 801 of the Business Corporation Law:

     (a)  To  change  the  name  of  the   Corporation  to  INTERVEST   MORTGAGE
     CORPORATION.   The  Paragraph   designated   "1"  in  the   Certificate  of
     Incorporation is hereby amended to read in its entirety as follows:

          1. The name of the corporation is INTERVEST MORTGAGE CORPORATION.


     4. This Amendment to the Certificate of Incorporation was authorized by vote at a meeting of the Board of Directors followed by the written consent of the Sole Shareholder.

     IN WITNESS WHEREOF, I have signed this Certificate of Amendment this 22nd day of August, 2002.


                                         ---------------------------------------
                                         Lawrence G. Bergman, Vice President